UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2016

Black Box Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-18706	95-3086563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Park Drive Lawrence, Pennsylvania	15055
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (724) 746-5500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Black Box Corporation (the “Company,” “we,” “us,” “our,” or “Black Box”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend our Current Report on Form 8-K for the event dated May 9, 2016 (the “Form 8-K”), as originally filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2016. The purpose of this Amendment is to file additional exhibits not included in the Form 8-K. This Amendment hereby amends and restates the cover page and Item 9.01 in its entirety.
This Amendment does not amend or otherwise update any other information in our 8-K as originally filed. Accordingly, this Amendment should be read in conjunction with our Form 8-K and with our filings with the SEC subsequent to our Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Credit Agreement dated as of May 9, 2016 by and among Black Box Corporation, the Guarantors, the Lenders and PNC Bank, National Association, as Administrative Agent (the “Credit Agreement”)(1)
10.2	Guaranty and Suretyship Agreement dated May 9, 2016(1)
10.3	Pledge Agreement dated May 9, 2016(1)
10.4	Security Agreement dated May 9, 2016(1)
10.5	Schedules to the Credit Agreement(2)
10.6	Form of Revolving Credit Note(2)
10.7	Form of Swing Line Note(2)
10.8	Form of Intercompany Subordination Agreement(2)
10.9	Form of Patent, Trademark and Copyright Security Agreement(2)
10.10	Form of Assignment and Assumption Agreement(2)
10.11	Form of Guarantor Joinder(2)
10.12	Form of Loan Request(2)
10.13	Form of Swing Loan Request(2)
10.14	Form of Acquisition Compliance Certificate(2)
10.15	Form of Quarterly Compliance Certificate(2)
10.16	Form of U.S. Tax Compliance Certificate(2)

(1)	Filed with the Form 8-K.

(2)	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Box Corporation

Date: August 4, 2016                    By: /s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1	Credit Agreement dated as of May 9, 2016 by and among Black Box Corporation, the Guarantors, the Lenders and PNC Bank, National Association, as Administrative Agent (the “Credit Agreement”)(1)
10.2	Guaranty and Suretyship Agreement dated May 9, 2016(1)
10.3	Pledge Agreement dated May 9, 2016(1)
10.4	Security Agreement dated May 9, 2016(1)
10.5	Schedules to the Credit Agreement(2)
10.6	Form of Revolving Credit Note(2)
10.7	Form of Swing Line Note(2)
10.8	Form of Intercompany Subordination Agreement(2)
10.9	Form of Patent, Trademark and Copyright Security Agreement(2)
10.10	Form of Assignment and Assumption Agreement(2)
10.11	Form of Guarantor Joinder(2)
10.12	Form of Loan Request(2)
10.13	Form of Swing Loan Request(2)
10.14	Form of Acquisition Compliance Certificate(2)
10.15	Form of Quarterly Compliance Certificate(2)
10.16	Form of U.S. Tax Compliance Certificate(2)

(1)	Filed with the Form 8-K.

(2)	Filed herewith.